Exhibit 10.51

AMENDED SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED AN EMPLOYMENT AGREEMENT IN THE FORM OF COO/EXECUTIVE VICE PRESIDENT EMPLOYMENT AGREEMENT FILED AS EXHIBIT 99 TO DOLLAR GENERAL CORPORATION’S CURRENT REPORT ON FORM 8-K DATED APRIL 5, 2021, FILED WITH THE SEC ON APRIL 8, 2021 (this “Schedule”)

This Schedule amends the Schedule of Executive Officers who have executed an employment agreement in the form of COO/Executive Vice President Employment Agreement filed by Dollar General Corporation as Exhibit 99 to its Current Report on Form 8-K dated April 5, 2021, filed with the SEC on April 8, 2021. This Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purposes of setting forth the material details in which the specific employment agreements executed in the form of COO/Executive Vice President Employment Agreement differ from the form as of March 25, 2024.

Name of Executive Officer	Title	Base Salary	Effective Date
John W. Garratt	President and Chief Financial Officer(1)	$900,000	April 1, 2021
			Amended September 1, 2022(2)
Kelly M. Dilts	Executive Vice President and Chief Financial Officer	$750,000	May 1, 2023
Steven R. Deckard	Executive Vice President, Growth & Emerging Markets	$600,000	June 1, 2023
Kathleen A. Reardon	Executive Vice President and Chief People Officer	$515,691	April 1, 2021
Steven G. Sunderland(3)	Executive Vice President, Store Operations	$602,803	April 1, 2021
Emily C. Taylor	Executive Vice President and Chief Merchandising Officer	$620,921	April 1, 2021
Rhonda M. Taylor	Executive Vice President and General Counsel	$629,642	April 1, 2021
Carman R. Wenkoff	Executive Vice President and Chief Information Officer	$625,000	April 1, 2021
Roderick J. West	Executive Vice President, Global Supply Chain	$575,000	September 1, 2023
Antonio Zuazo(4)	Executive Vice President, Global Supply Chain	$450,000	April 16, 2021

(1) On April 19, 2023, Mr. Garratt agreed to relinquish his position and title of Chief Financial Officer effective May 1, 2023. He retired from employment with Dollar General Corporation effective June 2, 2023.

(2) In addition, Mr. Garratt’s employment agreement amendment includes arbitration and non-competition (a revised definition of “Territory”) provisions that vary from those included in the form of COO/Executive Vice President Employment Agreement. See Exhibit 99.3 to the Current Report on Form 8-K filed with the SEC by Dollar General Corporation on August 25, 2022.

(3) Mr. Sunderland was employed by Dollar General Corporation until January 19, 2024.

(4) Mr. Zuazo was employed by Dollar General Corporation until May 15, 2023.